SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K(A)

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 19, 2000

                           SILVER KING RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


                          Delaware 000-26651 650884085
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            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)

                  6025 S Eaton Lane, Littleton, Colorado 80123
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           (Address of principal executive office, including Zip code)


        Registrant's telephone number including area code: (303) 798-2980
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         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.

         On May 19, 2000, the board of directors and stockholders of the Registrant, a Delaware corporation ("Silver King"), approved and adopted the Agreement and Plan of Merger, dated as of March 21, 2000 (the "Agreement"), by and among Silver King, Silver King Acquisition, Inc. ("Acquisition Corp."), a wholly-owned subsidiary formed for the purpose of the merger, eNexi Inc. ("eNexi") and the Principal Stockholders of eNexi Inc. Pursuant to the Agreement, Silver King issued 6,000,000 shares of its Series A Convertible
Preferred Stock ("Series A Stock") to the historic stockholders of eNexi in exchange for 100% of the outstanding capital stock of eNexi, which was acquired by Acquisition Corp.

         eNexi was incorporated in Delaware in May 1999. It is a development stage intermediary for online advertising and marketing. eNexi provides free email accounts through its Web-based email system, www.dollars4mail.com. In order to become a subscriber to the system, each applicant must provide detailed information about his or her demographics and interest. eNexi expects to make this aggregated data available to online advertisers in the future to enable them to target specific groups within the dollars4mail subscriber base depending on demographics, interests or both. The advertisers pay eNexi based on the number of times the advertisements appear on the users' screens or the number of times users click on the advertisement to view an advertiser's web site. In turn, eNexi shares its advertising revenue with its dollars4mail subscribers, who receive cash compensation for referrals to the dollars4mail system and for visits they and their referrals make to the websites of advertisers on the system. In addition, through its VirtuallyFreeInternet.com division, eNexi provides analog Internet access to its subscribers for a monthly fee. Subscribers to VirtuallyFreeInternet.com can earn cash compensation for referrals to the Internet access service. VirtuallyFreeInternet.com and dollars4mail.com are supported by eNexi's patent-pending proprietary software that permits fully automated online sign-up, authentication of subscribers, automated credit card billing and processing of multi-tiered referral compensation.

         As a condition to the acquisition, Silver King completed a private offering of its Series B Convertible Preferred Stock (the "Series B Stock") for gross proceeds in excess of $5 million (the "Private Offering"). Silver King intends to use the net proceeds of approximately $4.75 million realized in the offering as working capital for the eNexi business.

         In connection with the merger transaction, Alan Stier, the sole officer and director of Silver King, resigned his positions with Silver King. The historic officers and directors of eNexi will assume the following positions with Silver King:

      Larry A. Mayle              Chief Executive Officer, Secretary and Co-Chairman
      Dr. Roger L. Miller         President and Co-Chairman
      Michael A. Ames             Chief Financial Officer and Director

                  Following consummation of the Agreement and the Private Offering on May 19, 2000, the historical stockholders of eNexi and Silver King and investors in the Private Offering each respectively hold a 61.7%, 17.7%, and 20.5% beneficial interest in Silver King's common stock (assuming automatic conversion of the Series A Stock and Series B Stock at a rate of 25 shares of Silver King's common stock for each share of Series A Stock and each share of Series B Stock). More specifically, the following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date (as adjusted to reflect the conversion rights of the Series A and Series B Preferred Stock, by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the Company's Common Stock; (ii) each director and executive officer of the Company; and (iii) all executive officers and directors of the Company following the Merger as a group:

                                                          Amount of                    Percentage of
             Name and Address of                          Beneficial                    Beneficial
               Beneficial Owner                        Ownership(1)(2)                   Ownership

Larry Mayle                                              68,942,663(3)                25.7%
c/o eNexi Inc.
20 Corporate Park, Suite 110
Irvine, CA  92606

Dr. Roger LeRoy Miller                                      47,014,271                17.5%
c/o eNexi Inc.
20 Corporate Park, Suite 110
Irvine, CA  92606

Michael Ames                                                   300,897                  *
c/o eNexi Inc.
20 Corporate Park, Suite 110
Irvine, CA  92606

Haywood Securities, Inc.                                 25,000,000(4)                9.3%
400 Burrard Street
Vancouver, BC
Canada V6C 3A6

Millworth Investments, Inc.                                 22,000,000                8.2%
4960 South Virginia Street
Suite 300
Reno, NV  89502


All Directors and Executive Officers as a                  112,655,614                42.1%
Group (3 persons)
----------------------

o        Less than 1%.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and accordingly, may include securities owned by and for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which such person has the right to acquire within 60 days after the Record Date pursuant to the conversion of convertible equity, exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Based upon 268,075,000 shares of Common Stock outstanding as of the Record Date, assuming no other changes in the beneficial ownership of the Company's securities except the Conversion of Series A and Series B Preferred Stock and the issuance of 25,000,000 shares of Common Stock pursuant to the exercise of outstanding warrants.

(3) Includes 601,795 shares owned by Mr. Mayle's wife. Mr. Mayle disclaims beneficial ownership of such shares.

(4)      Issuable upon exercise of presently exercisable options.

         The foregoing summary of the merger is qualified in its entirety by reference to the text of the Agreement, which is attached hereto as Exhibit 2.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of the Businesses Acquired.

              The financial statements required by Rule 3-05(b) of Regulation S-X are included herein as Exhibit 99.1.

         (b)  Pro Forma Financial Information.

              The pro forma financial information required by Article 11 of Regulation S-X are included herein as Exhibit 99.2.

         (c)  Exhibits

         Exhibit
         Number

           2.1                      Agreement and Plan of Merger by and among Silver King Resources, Inc., Silver King Acquisition,
                                    Inc. and eNexi Inc. and Principal Stockholders of eNexi Inc., dated March 21, 2000. (1)

           99.1                     Financial Statements of Silver King Resources, Inc. (2)

           99.2                     Pro Forma Financial Information of Silver King Resources, Inc. and eNexi Inc. (2)

     (1) Previously filed with the Registrant's Form 8-K filed on May 24, 2000.

     (2) Incorporated by reference to the Registrant's Form SB-2 filed on June 16, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SILVER KING RESOURCES, INC.
                                    Registrant


Date: July 17, 2000                 By:
                                        ----------------------------------------
                                            Larry Mayle, Chief Executive Officer